PARR FAMILY OF FUNDS

THE USX CHINA FUND

SUPPLEMENT TO THE PROSPECTUS

Dated March 16, 2011

This Supplement to the Prospectus for The USX China Fund (the “Fund”), a series of Parr Family of Funds (the “Trust”), updates the Prospectus for the Fund dated August 29, 2010 to include additional information as described below. For further information, please contact the Fund toll-free at 877-244-6235. You may also obtain additional copies of the Fund's Prospectus, free of charge, by writing to the Fund at The USX China Fund c/o Matrix Capital Group, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania, 19090-1904, or by calling the Fund toll-free at the number above.

This Supplement to the Prospectus notifies shareholders, potential investors and other interested parties of the following:

1.	Change in the Fund's Investment Advisor:

Effective March 15, 2011, the Trust has entered an Interim Investment Advisory Agreement (the “Interim Advisory Agreement”) with Matrix 360 Advisor, LLC (“Matrix”), a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Matrix provides investment advice and portfolio management for unit investment trusts and other investment companies. Christopher Anci is the Chief Compliance Officer and Managing Member of Matrix. Matrix is owned by Mr. Anci and Matrix 360 Holding LLC, of which Mr. Anci is a member. Mr. Anci is also the Chief Executive Officer of Matrix Capital Group, Inc., which is the principal underwriter and distributor of the Fund.

The Interim Advisory Agreement was approved by the Board of Trustees (the “Board”) of the Trust at a Special Meeting of the Board held on March 14, 2011 (the “Special Meeting”). The terms of the Interim Advisory Agreement are substantially similar to those of the previous investment advisory agreement between the Trust and Parr Financial Group, LLC, except, however, subject to Rule 15a-4 of the Investment Company Act of 1940, as amended, (i) Matrix’s management fee is held in an interest-bearing escrow account to be paid to Matrix upon the expiration of the Interim Advisory Agreement; (ii) the term of the Interim Investment Advisory Agreement is the earlier of 150 days from the date of the agreement or the date the New Advisory Agreement (as defined below) is approved by the shareholders of the Fund; and (iii) the Interim Advisory Agreement may be terminated by the Fund on 10 days’ written notice to Matrix.

At the Special Meeting, the Board has also approved a proposed investment advisory agreement with Matrix, pending shareholder approval (the “New Advisory Agreement”). Accordingly, there will need to be a special meeting of shareholders to consider and vote upon the New Advisory Agreement.

2.	Appointment of Sub-Adviser to the Fund:

At the Special Meeting, the Board also approved an Interim Investment Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between Matrix and Parr Financial Group, LLC (“Parr”), effective

March 15, 2011. Parr has previously managed the Fund as the Fund’s investment adviser since August 2007.  Pursuant to the terms of the Sub-Advisory Agreement, Parr will continue to provide substantially similar services for the Fund as it did pursuant to its former role as investment adviser to the Trust.  Accordingly, Stephen L. Parr, the managing member of Parr, will remain as the Fund’s portfolio manager. Parr, with oversight from Matrix, will make day-to-day investment decisions for the Fund and will select broker-dealers for executing portfolio transactions, subject to the brokerage policies established by the Trust.

Under the Sub-Advisory Agreement, Parr will receive an investment advisory fee from Matrix equal to an annualized rate of 0.35% of the average daily net assets of the Fund.  The terms of the Sub-Advisory Agreement are substantially similar to those of the previous investment advisory agreement between the Trust and Parr when Parr was investment adviser to the Trust, except: (i) Parr will not be compensated under the Sub-Advisory Agreement until the expiration of the Sub-Advisory Agreement and until Matrix receives compensation pursuant to the Interim Advisory Agreement as described above; (ii) the term of the Sub-Advisory Agreement is the earlier of 150 days from the date of the agreement or the date the New Sub-Advisory Agreement (as defined below) is approved by the shareholders of the Fund; and (iii) the Sub-Advisory Agreement may be terminated by the Fund on 10 days’ written notice to Parr.

At the Special Meeting, the Board has also approved a proposed investment sub-advisory agreement with Parr, pending shareholder approval (the “New Sub-Advisory Agreement”). Accordingly, there will need to be a special meeting of shareholders to consider and vote upon the New Sub-Advisory Agreement. If such agreement is approved by the shareholders of the Fund, it is contemplated that Mr. Parr will continue to serve as the portfolio manager of the Fund.

3.	New Expense Limitation Agreement:

At the Special Meeting, the Board also approved a new Expense Limitation Agreement between the Fund and Matrix (the “New Expense Limitation Agreement”), effective March 15, 2011. The terms of the New Expense Limitation Agreement are substantially similar terms to those of the previously existing Expense Limitation Agreement between the Fund and Parr. The New Expense Limitation Agreement cannot be terminated prior to October 1, 2011 without the Board’s approval.

4.	Proxy Materials:

Investors should anticipate receiving a proxy statement soliciting their approval of the New Advisory Agreement and the New Sub-Advisory Agreement in the near future.

5.	Other Changes:

Consistent with the foregoing, the following additional changes are made to the Prospectus:

•	The term “Adviser” in the Prospectus shall mean Matrix, Parr or both Matrix and Parr, as applicable and as the context requires.

Investors should retain this supplement for future reference.

Class A Shares –Ticker Symbol HPCHX
Class C Shares –Ticker Symbol HPCCX

The USX China Fund
of the
Parr Family of Funds

630 Fitzwatertown Road
Willow Grove, Pennsylvania 19090

STATEMENT OF ADDITIONAL INFORMATION

AUGUST 29, 2010
(REVISED MARCH 16, 2011)

The USX China Fund is the sole series of the Parr Family of Funds, an open-end management investment company registered with the Securities and Exchange Commission as required by the Investment Company Act of 1940, as amended.

This Statement of Additional Information is not a prospectus, and it should be read in conjunction with the Fund’s prospectus dated August 29, 2010, as the same may be amended from time to time.  Copies of the Prospectus may be obtained, without charge, by calling the Fund at 877.244.6235 or writing to the Fund at the following address:

Parr Family of Funds
c/o Matrix Capital Group
630 Fitzwatertown Road
Building A, 2nd Floor
Willow Grove, Pennsylvania 19090

Copies of the Annual Report may be requested, without charge, by contacting the Fund at the toll free number above or by writing to the Fund at the address above.  You may also contact the Fund’s investment adviser, Matrix 360 Advisor, LLC at 646-307-4181 to request copies of the Fund’s Prospectus or the Fund’s Annual Report.

PARR FAMILY OF FUNDS

TABLE OF CONTENTS

INVESTMENT OBJECTIVES, POLICIES AND RISKS	3
General Investment Risks	3
Equity Securities	3
Foreign Securities	3
Investments in Companies in China	5
Investments in Small-Cap Companies	5
Convertible Securities	5
Real Estate Securities	6
Corporate Debt Securities	6
Money Market Instruments	6
ETFs	6
U.S. Government Securities	7
Repurchase Agreements	7
Reverse Repurchase Agreements	7
Illiquid Investments	7
Private Securities Transactions	7
Restricted Securities	8
Options	8
Futures Contracts	8
Forward Commitment & When-Issued Securities	10
Short Sales of Securities	11
Lending of Portfolio Securities	11
Lack of Diversification	11
Temporary Defensive Positions	12
INVESTMENT RESTRICTIONS	12
Fundamental Restrictions	12
PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION	13
Brokerage Selection	13
Aggregated Trades	14
Portfolio Turnover	14
PORTFOLIO HOLDINGS DISCLOSURE	15
DESCRIPTION OF THE TRUST	16
BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS	16
Trustees and Officers	17
Board Structure	19
Qualification of Trustees	19
Trustee Standing Committees	19
Fair Value Committee	20
Beneficial Equity Ownership Information	20
Compensation	20
Principal Holders of Voting Securities	21
MANAGEMENT AND ADMINISTRATION	22

Investment Adviser	22
Investment Sub-Adviser	23
Portfolio Manager	23
Administrator	23
Distributor	24
Custodian	25
Independent Registered Public Accounting Firm	25
Legal Counsel	25
CODE OF ETHICS	25
PROXY VOTING POLICIES	25
PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES	26
Purchases	26
Redemptions	26
Additional Information	27
NET ASSET VALUE	29
ADDITIONAL TAX INFORMATION	30
ADDITIONAL INFORMATION ON PERFORMANCE	31
Lipper Analytical Services, Inc	33
Morningstar, Inc	33
FINANCIAL STATEMENTS	34
APPENDIX A – DESCRIPTION OF RATINGS	35
DESCRIPTION OF RATINGS	35
APPENDIX A	35
APPENDIX B	39
APPENDIX B – PROXY VOTING POLICIES	39

INVESTMENT OBJECTIVES, POLICIES AND RISKS

The Parr Family of Funds (the “Trust”) was organized on February 25, 2005 as a Delaware statutory trust.  The sole series of shares of the Trust is The USX China Fund (the “Fund”), an open end management investment company.  Prior to August 27, 2007, the Trust was known as the Pope Family of Funds and the Fund was known as the Halter Pope USX China Fund.  The Prospectus describes the Fund’s investment objective and principal investment strategy, as well as the principal investment risks of the Fund.  The following descriptions and policies supplement these descriptions, and also include descriptions of certain types of investments that may be made by the Fund but are not principal investment strategies of the Fund.  Attached to this Statement of Additional Information (the “SAI”) is Appendix A, which contains descriptions of the rating symbols used by recognized statistical rating organizations for certain securities in which the Fund may invest.

General Investment Risks.  All investments in securities and other financial instruments involve a risk of financial loss.  No assurance can be given that the Fund’s investment program will be successful.  Investors should carefully review the descriptions of the Fund’s investments and their risks described in the Prospectus and this SAI.

Equity Securities.  The equity portion of the Fund’s portfolio will generally be comprised of common stocks traded on domestic securities exchanges or in the over-the-counter market.  As explained in the Prospectus, the Fund normally invests over 80% of its assets in equity securities issued by companies listed on U.S. exchanges whose principal business is located in or centered on the People’s Republic of China.  For purposes of determining whether the Fund’s investment adviser, Matrix 360 Advisor, LLC (the “Adviser”) and its sub-adviser, Parr Financial Group, LLC (the “Sub-Adviser”, and collectively with the Adviser, the “Advisers”), considers “companies whose principal business is located in or centered on China” to include companies that: (i) have their principal office in China; (ii) conduct a majority of their business, as determined by the Advisers, in China; and/or (iii) have a substantial portion, as determined by the Advisers, of their assets in China (“Chinese Companies”).   In determining the forgoing, the Advisers may rely on such information and sources as the Advisers deem reasonable and appropriate.  In addition to common stocks, the equity portion of the Fund’s portfolio may also include preferred stocks, convertible preferred stocks, warrants and convertible bonds.  Prices of equity securities in which the Fund invests may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes.  Such price fluctuations subject the Fund to potential losses.  In addition, regardless of any one company’s particular prospects, a declining stock market may produce a decline in prices for many or all equity securities, which could also result in losses for the Fund.  Market declines may continue for an indefinite period of time, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

Foreign Securities

Foreign securities include U.S. dollar-denominated and non-U.S. dollar-denominated securities of foreign issuers.  The Fund may invest directly in foreign equity securities traded directly on U.S. exchanges, foreign exchanges, over-the-counter or in the form of American Depository Receipts.  The Fund may also invest in foreign currency-denominated fixed-income securities.  Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments.  Many of the risks are more pronounced for investments in developing or emerging market countries, or countries whose markets are becoming open, or have only recently opened, to private investment, foreign investment or both, which may include China.

American Depositary Receipts (“ADRs”). ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States.  ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs.  In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs.  In unsponsored programs, the issuer may not be directly involved in the creation of the program.  Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.  ADRs are subject to many of the risks affecting foreign investments generally, except for those specific to trading securities on foreign exchanges.

Political and Economic Factors. Foreign investments involve risks unique to the local political, economic, and regulatory structures in place, as well as the potential for social instability, military unrest, or diplomatic developments that could prove adverse to the interests of U.S. investors. Individual foreign economies can differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, significant external political and economic risks currently affect some foreign countries. For example, both Taiwan and China still claim sovereignty over one another. War and terrorism affect many countries. Many countries throughout the world are dependent on a healthy U.S. economy or economies elsewhere around the world (e.g., Europe), and are adversely affected when the U.S. or other world economies weaken or their markets decline.

Government Action.  Governments in certain foreign countries, including China, continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

Foreign Currencies; Currency Fluctuations. The Fund’s investments in foreign securities may be denominated in U.S. dollars or foreign currencies. For securities valued in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s assets denominated in that currency. Such changes will also affect the Fund’s income and may affect the income of companies in which the Fund invests. Generally, when a given currency appreciates against the U.S. dollar (the U.S. dollar weakens), the value of the Fund’s securities denominated in that currency will rise. When a given currency depreciates against the U.S. dollar (the U.S. dollar strengthens), the value of the Fund’s securities denominated in that currency will decline.  Countries with managed currencies that are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market may experience sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors.  Similarly, the Fund may be adversely affected by holding securities in foreign currencies that are not readily convertible into U.S. dollars.

Potential Adverse Changes.   With respect to certain foreign countries, especially developing and emerging ones, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets, political or social instability, or diplomatic developments which could affect investments by U.S. persons in those countries.

Information and Supervision. There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting, auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies. It also is often more difficult to keep currently informed of corporate actions that affect the prices of portfolio securities.

Market Characteristics. Foreign securities markets are generally not as developed or efficient as, and may be more volatile and have less volume and liquidity than, those in the United States. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Commissions on foreign securities trades are generally higher than commissions on U.S. exchanges, and while there are an increasing number of overseas securities markets that have adopted a system of negotiated rates, a number are still subject to an established schedule of minimum commission rates. There is generally less government supervision and regulation of foreign securities exchanges, brokers, and listed companies than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement." Failed settlements can result in losses to the Fund.

Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and, at times, preclude investment in such countries and increase the cost and expenses of the Fund. Investments by foreign investors are subject to a variety of restrictions in many developing countries. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Fund invests. In addition, the repatriation of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents.

Taxes.  The dividends and interest payable on foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund’s shareholders. In addition, some governments may impose a tax on purchases by foreign investors of certain securities that trade in their country.

Investments in Companies in China.  Investing in China involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) the risk of nationalization or expropriation of assets or confiscatory taxation; (b) greater social, economic and political uncertainty (including the risk of war); (c) dependency on exports and the corresponding importance of international trade; (d) the increasing competition from Asia's other low-cost emerging economies; (e) greater price volatility and significantly smaller market capitalization of securities markets, particularly in China; (f) substantially less liquidity, particularly of certain share classes of Chinese securities; (g) currency exchange rate fluctuations and the lack of available currency hedging instruments; (h) higher rates of inflation; (i) controls on foreign investment and limitations on repatriation of invested capital and on the Company's ability to exchange local currencies for U.S. dollars; (j) greater governmental involvement in and control over the economy; (k) the risk that the Chinese government may decide not to continue to support the economic reform programs implemented since 1978 and could return to the prior, completely centrally planned, economy; (l) the fact that companies located in China, may be smaller, less seasoned and newly-organized companies; (m) the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers, particularly in China; (n) the fact that statistical information regarding the economy of China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (o) the less extensive, and still developing, regulation of the securities markets, business entities and commercial transactions; (p) the fact that the settlement period of securities transactions in foreign markets may be longer; (q) the willingness and ability of the Chinese government to support the Chinese economies and markets is uncertain; (r) the risk that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; (s) the rapidity and erratic nature of growth, particularly in China, resulting in inefficiencies and dislocations; and (t) the fact that investment in China is subject to certain political risks. Following the establishment of the People's Republic of China by the Communist Party in 1949, the Chinese government renounced various debt obligations incurred by China's predecessor governments, which obligations remain in default, and expropriated assets without compensation. There can be no assurance that the Chinese government will not take similar action in the future. An investment in the Company involves risk of a total loss.

Investments in Small-Cap Companies.  The Fund may invest a significant portion of its assets in securities of companies with small market capitalizations. Certain small-cap companies may offer greater potential for capital appreciation than larger companies.  However, investors should note that this potential for greater capital appreciation is accompanied by a substantial risk of loss and that, by their very nature, investments in small-cap companies tend to be very volatile and speculative.  Small-cap companies may have a small share of the market for their products or services, their businesses may be limited to regional markets, or they may provide goods and services for a limited market.  For example, they may be developing or marketing new products or services for markets that are not yet established or may never become established.  In addition, small companies may have or will develop only a regional market for products or services and thus be affected by local or regional market conditions.  In addition, small-cap companies may lack depth of management or they may be unable to generate funds necessary for growth or potential development, either internally or through external financing on favorable terms.  Such companies may also be insignificant in their industries and be subject to or become subject to intense competition from larger companies.  Due to these and other factors, the Fund’s investments in small-cap companies may suffer significant losses.  Further, there is typically a smaller market for the securities of a small-cap company than for securities of a large company.  Therefore, investments in small-cap companies may be less liquid and subject to significant price declines that result in losses for the Fund.

Convertible Securities.  Although the equity investments of the Fund consist primarily of common and preferred stocks, the Fund may buy securities convertible into common stock if, for example, the Advisers believe that a company’s convertible securities are undervalued in the market.  Convertible securities eligible for purchase by the Fund include convertible bonds, convertible preferred stocks, and warrants.  A warrant is an instrument issued by a corporation which gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time.  Warrants do not represent ownership of the underlying securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them.  Warrant positions will not be used to increase the leverage of the Fund; consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.  The Fund’s ability to invest in warrants may be limited by the Fund’s investment restrictions.

Real Estate Securities.  The Fund will not invest in real estate (including mortgage loans and limited partnership interests), but may invest in readily marketable securities issued by companies that invest in real estate or interests therein.  The Fund may also invest in readily marketable interests in real estate investment trusts (“REITs”).  REITs are generally publicly traded on the national stock exchanges and in the over-the-counter market and have varying degrees of liquidity.  Investments in real estate securities are subject to risks inherent in the real estate market, including risk related to changes interest rates.

Corporate Debt Securities.  The Fund’s fixed income investments may include corporate, municipal or other government debt securities.  Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity or yield.  Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s Investors Service, Inc. (“Moody’s”), BBB by Standard & Poor’s Ratings Services (“S&P”), Fitch Investors Service, Inc. (“Fitch”), or Duff & Phelps (“D&P”) or, if not rated, of equivalent quality in the Advisers’ opinion.  In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds.  Debt obligations rated Baa by Moody’s or BBB by S&P, Fitch, or D&P may be considered speculative and are subject to risks of non-payment of interest and principal.  Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P, Fitch or D&P are generally considered speculative and subject to significant risks of non-payment of interest and principal.  Descriptions of the quality ratings of Moody’s, S&P, Fitch, and D&P are contained in this SAI.  While the Advisers utilize the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

Money Market Instruments.  The Fund may invest in money market instruments including U.S. government obligations or corporate debt obligations (including those subject to repurchase agreements), provided that they are eligible for purchase by the Fund.  Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper, and Variable Amount Demand Master Notes (“Master Notes”).  Banker’s Acceptances are time drafts drawn on and “accepted” by a bank.  When a bank “accepts” such a time draft, it assumes liability for its payment.  When the Fund acquires a Banker’s Acceptance, the bank that “accepted” the time draft is liable for payment of interest and principal when due.  The Banker’s Acceptance carries the full faith and credit of such bank.  A Certificate of Deposit (“CD”) is an unsecured, interest bearing debt obligation of a bank.  Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation, or other borrower.  Maturities of Commercial Paper generally range from 2 to 270 days and are usually sold on a discounted basis rather than as an interest-bearing instrument.  The Fund will invest in Commercial Paper only if it is rated in one of the top two rating categories by Moody’s, S&P, Fitch, or D&P, or if not rated, of equivalent quality in the Advisers’ opinion.  Commercial Paper may include Master Notes of the same quality.  Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest.  Master Notes are acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof.  The Advisers will monitor, on a continuous basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

ETFs.   The Fund may invest in Exchange Traded Funds (“ETFs”).  An ETF is a fund that holds a portfolio of common stocks or bonds designed to track the performance of a securities index or sector of an index.  ETFs are traded on a securities exchange based on their market value.  An ETF portfolio holds the same stocks or bonds as the index it tracks, so its market price reflects the value of the index at any given time. ETFs are registered investment companies and incur fees and expenses such as operating expenses, licensing fees, registration fees, trustees fees, and marketing expenses, and ETF shareholders, such as the Fund, pay their proportionate share of these expenses. Your cost of investing in the Fund will generally be higher than the cost of investing directly in ETFs.  By investing in the Fund, you will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund's direct fees and expenses.

U.S. Government Securities.  The Fund may invest a portion of the portfolio in U.S. government securities, defined to be U.S. government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. government authorities, agencies and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority.  U.S. government securities may be acquired subject to repurchase agreements.  While obligations of some U.S. government sponsored entities are supported by the full faith and credit of the U.S. government (e.g. GNMA), several are supported by the right of the issuer to borrow from the U.S. government (e.g. FNMA, FHLMC), and still others are supported only by the credit of the issuer itself (e.g. SLMA, FFCB).  No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or instrumentalities in the future, other than as set forth above, since it is not obligated to do so by law.  The guarantee of the U.S. government does not extend to the yield or value of the Fund’s shares.

Repurchase Agreements.  The Fund may invest in repurchase agreements.  A repurchase agreement is a short term investment in which the purchaser acquires ownership of a U.S. government security and the seller agrees to repurchase the security at a future time at a set price, thereby determining the yield during the purchaser’s holding period.  Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement.  In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating the underlying security and losses in value.

Reverse Repurchase Agreements.  The Fund may also be involved with reverse repurchase agreements.  Reverse repurchase agreements are repurchase agreements in which the Fund is the seller (rather than the buyer) of the securities, and agrees to repurchase them at an agreed upon time and price. A reverse repurchase agreement may be viewed as a type of borrowing by the Fund. Reverse repurchase agreements are subject to credit risks. In addition, reverse repurchase agreements create leverage risks because the Fund must repurchase the underlying security at a higher price, regardless of the market value of the security at the time of repurchase.

Illiquid Investments.  The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued.  Under the supervision of the Board of Trustees of the Trust (“Trustees”), the Advisers determine the liquidity of the Fund’s investments, and through reports from the Advisers, the Trustees monitor investments in illiquid instruments.  In determining the liquidity of the Fund’s investments, the Advisers may consider various factors including (1) the frequency of trades and quotations; (2) the number of dealers and prospective purchasers in the marketplace; (3) dealer undertakings to make a market; (4) the nature of the security (including any demand or tender features); and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).  If through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets were invested in illiquid securities, the Fund may take appropriate steps to protect the Fund’s liquidity as deemed necessary or advisable by the Fund.  The Fund, through its Fair Value Committee, values illiquid securities using its fair value procedures (described below) but there can be no assurance that (i) the Fund will determine fair value for a private investment accurately; (ii) that the Fund will be able to sell private securities for the fair value determined by the Fund; or (iii) that the Fund will be able to sell such securities at all.  Investment in illiquid securities poses risks of potential delays in resale and uncertainty in valuation.  Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Private Securities Transactions.  The Fund’s investments in illiquid securities will include private investments in securities issued by companies located or doing business primarily in China that are preparing for a potential public offering or acquisition.  In general, securities purchased in private transactions are legally restricted as to resale.  The Fund’s investments in private placements will be subject to a number of risks because the securities will be illiquid securities for which there is no public market.  Illiquid securities are subject to risks of potential delays in resale and uncertainty in valuation.    In addition, as noted under “Illiquid Securities” above, if at any time more than 15% of the Fund’s net assets are invested in illiquid securities, the Fund may take appropriate steps to protect the Fund’s liquidity as deemed necessary or advisable by the Fund.  In such a case, the Fund may seek to sell private securities in its portfolio prematurely at prices below what the Advisers believe to be the securities’ fair value.

Restricted Securities.  Within its limitation on investment in illiquid securities and the Fund’s private investments, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering.  Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement.  If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.  The Fund values restricted securities under fair value procedures described above under “Illiquid Securities” and as described in the section entitled “Investing in the Fund – Determining the Fund’s Net Asset Value” of the Prospectus.

Options. The Fund may purchase and write put and call options on securities.  The Fund may write a call or put option only if the option is “covered” by the Fund holding a position in the underlying securities or by other means that would permit immediate satisfaction of the Fund’s obligation as writer of the option.   The purchase and writing of options involves certain risks.  During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline.  The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option.  Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price.  If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option.  Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.  There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position.  Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

Futures Contracts.  A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future.  Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”).  No purchase price is paid or received when the contract is entered into.  Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.”  The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract.  Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded.  By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin.  However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.  These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”  The Fund expects to earn interest income on their initial and variation margin deposits.

The Fund will incur brokerage fees when they purchase and sell futures contracts.  Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss.  While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so.  A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts.  Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices.  A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract.  On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out.  Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities.  Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired.  To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

Options on Futures Contracts.  The Fund may purchase exchange-traded call and put options on futures contracts and write exchange-traded call options on futures contracts.  These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading.  A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires.  A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

The Fund will write options only on futures contracts that are “covered.”  The Fund will be considered “covered” with respect to a put option it has written if, so long as it is obligated as a writer of the put, the Fund segregates with its custodian cash, U.S. government securities or liquid securities at all times equal to or greater than the aggregate exercise price of the puts it has written (less any related margin deposited with the futures broker).  The Fund will be considered “covered” with respect to a call option it has written on a debt security future if, so long as it is obligated as a writer of the call, the Fund owns a security deliverable under the futures contract.  The Fund will be considered “covered” with respect to a call option it has written on a securities index future if the Fund owns securities the price changes of which are, in the opinion of the Advisers, expected to replicate substantially the movement of the index upon which the futures contract is based.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market.  Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market.  When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer.  However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights.  Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position.  If the option is not exercised, the Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund.  If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts.  If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself.  Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts may be used as a means of hedging the Fund’s portfolio against a general decline in market prices.  The purchase of a call option on a futures contract may represent a means of hedging the Fund’s portfolio against a market advance when the Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities.  If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities.  The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire.  However, the hedge is limited to the amount of premium received for writing the put.

Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts.  Options and futures can be volatile instruments and involve certain risks.  If the Advisers apply a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund’s return.  The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market.  The Fund will not engage in transactions in futures contracts and related options for speculation.  In addition, the Fund will not purchase or sell futures contracts or related options unless either (1) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations) or (2) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets.  In instances involving the purchase of futures contracts or the writing of put options thereon by the Fund, an amount of cash and cash equivalents, equal to the cost of such futures contracts or options written (less any related margin deposits), will be deposited in a segregated account with its custodian, thereby insuring that the use of such futures contracts and options is unleveraged.  In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Advisers, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Forward Commitment & When-Issued Securities.  The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price.  In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement.  Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale.  When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale.  As a result, the exposure to the counterparty of the purchase or sale is increased.  Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Advisers felt such action was appropriate.  In such a case, the Fund could incur a short-term gain or loss.

Short Sales of Securities.  The Fund may make short sales, which are transactions in which the Fund sells a security it does not own in anticipation of a decline in the market value of that security.  To complete a short sale transaction, the Fund will borrow the security from a broker-dealer, which generally involves the payment of a premium and transaction costs.  The Fund then sells the borrowed security to a buyer in the market.  The Fund will then cover the short position by buying shares in the market either (i) at its discretion; or (ii) when called by the broker-dealer lender.  Until the security is replaced, the Fund is required to pay the broker-dealer lender any dividends or interest that accrue during the period of the loan.  In addition, the net proceeds of the short sale will be retained by the broker to the extent necessary to meet regulatory or other requirements, until the short position is closed out.

The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security.  The Fund will realize a gain if the security declines in price between those dates.  The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale.  When the Fund makes a short sale, the Fund will segregate liquid assets (such as cash, U.S. government securities, or equity securities) on the Fund’s books and/or in a segregated account at the Fund’s custodian in an amount sufficient to cover the current value of the securities to be replaced as well as any dividends, interest and/or transaction costs due to the broker-dealer lender.  In determining the amount to be segregated, any securities that have been sold short by the Fund will be marked to market daily.  To the extent the market price of the security sold short increases and more assets are required to meet the Fund’s short sale obligations, additional assets will be segregated to ensure adequate coverage of the Fund’s short position obligations.

In addition, the Fund may make short sales “against the box” i.e., when the Fund sells a security short when the Fund has segregated securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will hold such securities while the short sale is outstanding.  The Fund will incur transaction costs, including interest, in connection with opening, maintaining, and closing short sales against the box.

Lending of Portfolio Securities.  In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities that the Advisers have determined are creditworthy under guidelines established by the Trustees.  In determining whether the Fund will lend securities, the Advisers will consider all relevant facts and circumstances.  The Fund may not lend securities to any company affiliated with the Advisers.  Each loan of securities will be collateralized by cash, securities or letters of credit.  The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral, or provide to the Fund an irrevocable letter of credit equal in value to at least 100% of the value of the securities loaned.  While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income.  Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral or a letter of credit.  It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan.  Loans are subject to termination at the option of the Fund or the borrower at any time.  The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker.  As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

Lack of Diversification.  The Fund is a non-diversified Fund, which means that it has not made an election to be a “diversified” investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  Many mutual funds elect to be “diversified” funds that, as to 75% of their assets, cannot invest more than 5% of their assets in any one security at any given time.  A non-diversified fund is not subject to this limitation, and so it can hold a relatively small number of securities in its portfolio.  Even a non-diversified fund has to have some diversification for tax purposes, though.  Under the tax code, all mutual funds are required, at the end of each quarter of the taxable year, to have (i) at least 50% of the market value of the Fund’s total assets be invested in cash, U.S. government securities, the securities of other regulated investment companies, and other securities, limited with respect to any one issuer limited for the purposes of this calculation to an amount not greater than (A) 5% of the value of the Fund’s total assets or (B) 10% of the outstanding voting securities of the issuer and (ii) not more than 25% of the value of its total assets be invested in the securities of any one issuer (other than U.S. government securities or the securities of other regulated investment companies).

Subject to the requirements of the tax code and the Fund’s investment restrictions (see description below under “Investment Restrictions”), the Fund may make significant investments in the securities of a particular issuer, select companies in a particular industry, or select companies in a sector within a particular industry.  Such a concentration of Fund investments exposes the Fund to additional risks, and greater potential for significant share price fluctuation.  The Fund may or may not have a diversified portfolio of investments at any given time, and may have large amounts of assets invested in a very small number of companies, industries, or securities.  Such lack of diversification substantially increases market risks and the risk of loss associated with an investment in the Fund, because the value of each security will have a greater impact on the Fund’s performance and the value of each shareholder’s investment.  When the value of a security in a non-diversified fund falls, it may have a greater impact on the Fund than it would have in a diversified fund.

Temporary Defensive Positions.  The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political or other conditions.  During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalent positions.  When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT RESTRICTIONS

Fundamental Restrictions.  The Fund has adopted the following “fundamental restrictions,” which cannot be changed without approval by holders of a majority of the outstanding voting shares of the Fund.  A “majority” for this purpose means the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares.

FUNDAMENTAL RESTRICTIONS.  As a matter of fundamental policy, the Fund may not:

(1)	Issue senior securities, except as permitted by the 1940 Act;

(2)
Borrow money, except to the extent permitted under the 1940 Act (including, without limitation, borrowing to meet redemptions).  For purposes of this investment restriction, the entry into options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices shall not constitute borrowing;

(3)
Pledge, mortgage or hypothecate its assets, except to the extent necessary to secure permitted borrowings and to the extent related to the deposit of assets in escrow in connection with writing covered put and call options and the purchase of securities on a when-issued or forward commitment basis and collateral and initial or variation margin arrangements with respect to options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices;

(4)	Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws;

(5)
Make loans, provided that the Fund may lend its portfolio securities in an amount up to 33% of total Fund assets, and provided further that, for purposes of this restriction, investment in U.S. Government obligations, short-term commercial paper, certificates of deposit, bankers’ acceptances and repurchase agreements shall not be deemed to be the making of a loan;

(6)
Purchase or sell real estate or interests in real estate directly; provided, however, that the Fund may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate (including, without limitation, investments in REITs and mortgage-backed securities); or

(7)
Invest 25% or more of its total assets in securities of issuers in any particular industry.  For purposes of this limitation, securities of the U.S. Government (including its agencies and instrumentalities), securities of state or municipal governments and their political subdivisions and investments in other registered investment companies are not considered to be issued by members of any industry.

NON-FUNDAMENTAL RESTRICTIONS.  The following investment limitations are not fundamental and may be changed without shareholder approval.  As a matter of non-fundamental policy, the Fund may not:

(1)
Purchase securities on margin; provided, however, that the Fund may obtain such short-term credits as may be necessary for the clearance of transactions, may make short sales to the extent permitted by the 1940 Act and may enter into options, forward contracts, futures contracts or indices options on futures contracts or indices;

(2)	Make investments for the purpose of exercising control or management over a portfolio company;

(3)	Invest in securities of other registered investment companies, except as permitted under the 1940 Act;

(4)
Invest in commodities, except that the Fund may purchase and sell options, forward contracts, futures contracts, including those relating to indices, and options on futures contracts or indices and may purchase interests in equity securities issued by companies (including, without limitation, investment companies) that hold or invest in commodities;

(5)	Invest in interests in oil, gas or other mineral exploration or development programs, although the Fund may invest in the common stock of companies which invest in or sponsor such programs; or

(6)	Purchase warrants if as a result the Fund would then have more than 5% of its total net assets (taken at the lower of cost or current value) invested in warrants.

With respect to the “fundamental” and “non-fundamental” investment restrictions above, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase); provided, however, that the percentage limitations on borrowing under the Fund’s second fundamental investment restriction apply at all times.

PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

Subject to the general supervision of the Trustees, the Advisers are responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Fund.  The Adviser shall manage the Fund’s portfolio in accordance with the terms of the Investment Advisory Agreement by and between the Adviser and the Fund (the “Advisory Agreement”), and the Sub-Adviser shall manage the Fund’s portfolio in accordance with the terms of the Investment Sub-Advisory Agreement by and between the Sub-Adviser and the Adviser (the “Sub-Advisory Agreement”). The Advisory Agreement and the Sub-Advisory Agreement are described in detail under “Management and Administration”.  Each of the Adviser and Sub-Adviser serves as investment adviser for a number of client accounts, including the Fund.    Investment decisions for the Fund will be made independently from those for any other series of the Trust, if any, and for any other investment companies and accounts advised or managed by the Advisers.

Brokerage Selection.  In selecting brokers to be used in portfolio transactions, the Advisers’ general guiding principal is to obtain the best overall execution for each trade, which is a combination of price and execution.  With respect to execution, the Advisers consider a number of judgmental factors, including, without limitation, the actual handling of the order, the ability of the broker to settle the trade promptly and accurately, the financial standing of the broker, the ability of the broker to position stock to facilitate execution, the Advisers’ past experience with similar trades and other factors that may be unique to a particular order.  Recognizing the value of these judgmental factors, the Advisers may select brokers who charge a brokerage commission that is higher than the lowest commission that might otherwise be available for any given trade.  The Advisers may not give consideration to sales of shares of the Fund as a factor in selecting brokers to execute portfolio transactions.  The

Advisers may, however, place portfolio transactions with brokers that promote or sell the Fund’s shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on the broker’s sales efforts.  For the fiscal years ended April 30, 2008, April 30, 2009 and 2010, the Trust paid brokerage commissions of $83,569, $129,428 and $123,620 respectively.  The increase in brokerage commissions paid by the Fund for the fiscal years ended April 30, 2009 and April 30, 2010 from the year ended April 30, 2008 was primarily due to an increased number of portfolio transactions due to market conditions.

Under Section 28(e) of the Securities Exchange Act of 1934 and as provided in the Advisory Agreement, the Advisers are authorized to cause the Fund to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction, in recognition of the value of brokerage and/or research services provided by the broker.  The research received may include, without limitation: information on the United States and other world economies; information on specific industries, groups of securities, individual companies, political and other relevant news developments affecting markets and specific securities; technical and quantitative information about markets; analysis of proxy proposals affecting specific companies; accounting and performance systems that allow the Advisers to determine and track investment results; and trading systems that allow the Advisers to interface electronically with brokerage firms, custodians and other providers. Where a product or service has a mixed use among research, brokerage and other purposes, the Advisers will make a reasonable allocation according to the uses and will pay for the non-research and non-brokerage functions in cash using its own funds.

 The research and investment information services described above make available to the Advisers for its analysis and consideration the views and information of individuals and research staffs of other securities firms.  These services may be useful to the Advisers in connection with advisory clients other than the Fund and not all such services may be useful to the Advisers in connection with the Fund.  Although such information may be a useful supplement to the Advisers’ own investment information in rendering services to the Fund, the value of such research and services is not expected to reduce materially the expenses of the Adviser or the Sub-Adviser in the performance of its respective services under the Advisory Agreement or the Sub-Advisory Agreement and will not reduce the management fees payable to the Adviser by the Fund.

The Fund may invest in securities traded in the over-the-counter market.  Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  The Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and/or execution are available elsewhere.  When a transaction involves exchange listed securities, the Advisers consider the advisability of effecting the transaction with a broker which is not a member of the securities exchange on which the security to be purchased is listed or effecting the transaction in the institutional market.

Aggregated Trades.  While investment decisions for the Fund are made independently of the Advisers’ other client accounts, the Advisers’ other client accounts may invest in the same securities as the Fund.  To the extent permitted by law, the Advisers may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other investment companies or accounts in executing transactions.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount in a manner which the Advisers believe to be equitable to the Fund and such other investment company or account.  In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund.

Portfolio Turnover.  The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period.  The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less.  Portfolio turnover of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making Fund decisions, and the Fund may engage in short-term trading to achieve its investment objectives.  The Fund’s portfolio turnover rate for the fiscal year ended April 30, 2009 and 2010 was 81.83% and 131.37%, respectively.  The increase in the Fund’s portfolio turnover was primarily due to increased portfolio trading by the Fund as a result of market conditions.

PORTFOLIO HOLDINGS DISCLOSURE

The Board of Trustees of the Trust has adopted policies to govern the circumstances under which disclosure regarding securities held by the Fund and disclosure of purchases and sales of such securities, may be made to shareholders of the Trust or other persons.  These policies include the following:

•	Public disclosure regarding the securities held by the Fund (“Portfolio Securities”) on a given day will not be made until the close of the next business day at least 24 hours after such day.

•
Public disclosure regarding the Fund’s Portfolio Securities is made quarterly through the Fund’s Form N-Q and Semi-Annual and Annual Reports (“Official Reports”).  Other than the Official Reports, shareholders and other persons generally may not be provided with information regarding Portfolio Securities held, purchased or sold by the Fund.

•
Information regarding Portfolio Securities, and other information regarding the investment activities of the Portfolios, may be disclosed to rating and ranking organizations for use in connection with their rating or ranking of the Trust or the Fund, but only if such disclosure has been publicly disclosed or approved in writing by the Chief Compliance Officer of the Trust (the “CCO”).  The CCO will not approve arrangements prior to public disclosure unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

•
The Trust’s policy relating to disclosure of the Trust's holdings of Portfolio Securities does not prohibit: (i) disclosure of information to the Trust's investment adviser or to other Trust service providers, including but not limited to the Trust's administrator, distributor, custodian, legal counsel and auditors as identified in the Prospectus and this SAI, financial printers V.G. Reed & Sons or to brokers and dealers such as Trade Manage Capital, Inc.; Brean Murray, Carret & Co. LLC. and Benchmark Investments, Inc., through which the Trust purchases and sells Portfolio Securities; and (ii) disclosure of holdings of or transactions in Portfolio Securities by the Fund that is made on the same basis to all Fund shareholders.  This information is disclosed to third parties under conditions of confidentiality.  “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), and (iv) understandings or expectations between the parties that the information will be kept confidential.

•
The CCO is required to approve any arrangements other than disclosure to service providers under which information relating to Portfolio Securities held by the Portfolios, or purchased or sold by the Fund is disclosed to a shareholder or other person before disclosure in the Official Reports.  In making such a determination, the CCO may consider, among other things, the information to be disclosed, the timing of the disclosure, the intended use of the information, whether the  arrangement is reasonably necessary to aid in conducting the ongoing business of the Fund, and whether the arrangement will adversely affect the Trust, the Fund or its shareholders.  The CCO will not approve such arrangements unless persons receiving the information provide assurances that the information will not be used for inappropriate trading in Fund shares.

•	The CCO shall inform the Board of Trustees of any special portfolio holdings disclosure arrangements that are approved by the CCO, and the rationale supporting approval.

•
Neither the Trust's investment adviser nor the Trust (or any affiliated person, employee, officer, trustee or director of the investment advisers or the Trust) may receive any direct or indirect compensation in consideration of the disclosure of information relating to Portfolio Securities held, purchased or sold by the Fund.

DESCRIPTION OF THE TRUST

The Trust, which is a statutory trust organized under Delaware law on February 25, 2005, is an open-end management investment company.  The Trust’s Declaration of Trust (“Trust Instrument”) authorizes the Trustees to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series.  The Trust currently offers only one series of shares, The USX China Fund, which has two classes of shares, Class A shares and Class C shares.  Each class represents interests in the same portfolio of investments and has the same rights, but the classes differ with respect to sales loads and ongoing expenses.  The number of shares in the Trust shall be unlimited.  The Trustees may classify and reclassify the shares of the Fund into additional classes of shares at a future date.  When issued for payment as described in the Prospectus and this SAI, shares of the Fund will be fully paid and non-assessable and shall have no preemptive or conversion rights.

In the event of a liquidation or dissolution of the Trust or an individual series, such as the Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series.  Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder.  If there are any assets, income, earnings, proceeds, funds or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders are entitled to one vote for each full share and a fractional vote for each fractional share held.  Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees.  Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that:  (1) any Trustee may resign or retire and (2) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the outstanding shares of the Trust; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the outstanding shares of the Trust.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act.

The Trust Instrument provides that the Trustees will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from a Trustee’s bad faith, willful misfeasance, gross negligence, or reckless disregard of duties.  It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust.  With the exceptions stated, the Trust Instrument provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust will not hold an annual shareholders’ meeting unless required by law.  There will normally be no annual meeting of shareholders in any year in which the election of Trustees by shareholders is not required by the 1940 Act.  As set forth in the Trust’s Amended and Restated By-Laws, shareholders of the Trust have the right, under certain conditions, to call a special meeting of shareholders, including a meeting to consider removing a Trustee.

BOARD OF TRUSTEES, OFFICERS AND PRINCIPAL SHAREHOLDERS

The Trustees are responsible for the management and supervision of the Fund.  The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and those companies that furnish services to the Fund; review performance of the Fund; and oversee activities of the Fund.  This section of the SAI provides information about the persons who serve as Trustees and Officers to the Trust and Fund, respectively, as well as the entities that provide services to the Fund.

Trustees and Officers.  Following are the Trustees and Officers of the Trust, their age and address, their present position with the Trust or the Fund, and their principal occupation during the past five years.  As described above under “Description of the Trust”, each of the Trustees of the Trust will generally hold office indefinitely.  The Officers of the Trust will hold office indefinitely, except that:  (1) any Officer may resign or retire and (2) any Officer may be removed any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal.  In case a vacancy or an anticipated vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Those Trustees who are “interested persons” (as defined in the 1940 Act) by virtue of their affiliation with either the Trust or the Advisers, are indicated in the table.

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships
Independent Trustees
Donald G. Wood 3103 Cambridge Hill Drive Dacula, Georgia 30019 Age 58	Trustee	Since Inception	Mr. Wood has provided business consulting services as a private consultant since February 1987.	One	None
James W. McDowell, Jr. 1400 Willow Louisville, Kentucky 40204 Age 68	Trustee and Chairman	Since Inception	Mr. McDowell has been the sole Principal and President of McDowell Associates, a business consulting firm, since 1993.	One	Mr. McDowell is a director of Fifth Third Bank Kentucky, a subsidiary of Fifth Third Bank.
Interested Trustee*
Stephen L. Parr 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 57	Trustee and President	Since Inception
Mr. Parr has been the managing member and founder of the Sub-Adviser since its inception in July 2007.  Previously, he was a portfolio manager for Pope Asset Management, LLC (“Pope”), the Fund’s previous investment manager, and served as a vice president and a portfolio management consultant for Pope from 2001 to 2007.  Prior to 2001, he provided financial and strategic advice to a number of private and public companies.
				One	None
Officers
Dorothy L. Westmoreland 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 63	Treasurer	Since August 1, 2007
Ms. Westmoreland is the Vice President and Officer Manager of the Sub-Adviser.   From January 2006 through July 2007, she was employed as a sales assistant with Pope.  From December 2004 to January 2006, she worked for Shumaker Financial as a client services representative.  Prior to 2003, Ms. Westmoreland was a client services representative with Clark Tower Executive Suites.
				N/A	N/A
Kimberly L. Williams 5100 Poplar Avenue, Suite 3117 Memphis, TN 38137 Age 43	Secretary	Since August 1, 2007
Ms. Williams is a Vice President of trading for the Sub-Adviser.  From 2003 to 2007, she was a trading and research assistant with Pope.  Prior to 2003, Ms. William was a registered sales assistant with Morgan Keegan & Co.
				N/A	N/A

Name, Address and Age	Position(s) Held with Trust	Length of Service	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen	Other Directorships
David Ganley 630 Fitzwatertown Road Willow Grove, Pennsylvania 19090 Age 63	Chief Compliance Officer and Assistant Secretary	Since Inception
Mr. Ganley has been the Senior Vice President of Matrix Capital Group since January 2005.  He was previously president of InCap Securities and chief administrative officer of InCap Service Company Group, Inc. from 2001 to 2005.  Prior to 2001, Mr. Ganley was president of Declaration Securities and chief administrative officer of Declaration Service Company.
				N/A	N/A
Larry Beaver 630 Fitzwatertown Road Willow Grove, PA 19090 Age 41	Assistant Treasurer	Since March 2007	Mr. Beaver has been with Matrix Capital Group since February 2005 and currently is the Director of Fund Administration.	N/A	N/A

* The Interested Trustee is an Interested Trustee because he is an officer and employee of the Sub-Adviser.

Board Structure

The Trust’s Board of Trustees includes two independent Trustees and one interested Trustee, Mr. Parr. Mr. McDowell, an independent Trustee, currently serves as Chairman of the Board of Trustees. The Trustees have determined that, given the current and historical small size of the Fund and the fact that there is a single fund of the Trust, the Trust’s current leadership structure is appropriate, as it allows Trust management to communicate with each independent Trustee as and when needed, and permits each independent Trustee to be involved in each committee of the Board (each a “Committee”) as well as each Board function. With respect to risk oversight, the Board holds four regular meetings each year to consider and address matters involving the Trust and the Fund. During these meetings, the Board receives reports from the Fund’s administrator, transfer agent and distributor, and Trust management, including the Trust’s President, Mr. Parr, and the Trust’s Chief Compliance Officer, David Ganley, on regular quarterly items and, where appropriate and as needed, on specific issues.  As part of its oversight function, the Board also may hold special meetings or communicate directly with the Trust’s officers to address matters arising between regular meetings. The Board has established a committee structure that includes an Audit Committee, a Nominating Committee and a Proxy Voting Committee (discussed in more detail below). Each of these Committees is comprised entirely of independent Trustees.

Qualification of Trustees

The Board has considered each Trustee's experience, qualifications, attributes and skills in light of the Board’s function and the Trust’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board.  In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. Parr has extensive knowledge of the U.S. and Chinese economies and considerable experience as an investor, including his roles as principal and portfolio manager of the Sub-Adviser and, previously, as a portfolio manager of the Fund’s former investment adviser.  Mr. McDowell has experience as principal and president of his own business consulting firm, and additionally has experience as a director of Fifth Third Bank Kentucky. Mr. Wood has more than 20 years’ experience as a business consultant.

The Board has determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Trust.  References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

Trustee Standing Committees.  The Trustees have established the following standing committees:

Audit Committee: All of the Independent Trustees are members of the Audit Committee.  The Audit Committee oversees the Fund’s accounting and financial reporting policies and practices, reviews the results of the annual audits of the Fund’s financial statements, and interacts with the Fund’s independent auditors on behalf of all the Trustees.  The Audit Committee also serves as the Trust’s qualified legal compliance committee.  The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary.  The Audit Committee met one time in the fiscal year ended April 30, 2010.

Nominating Committee:  All of the Independent Trustees are members of the Nominating Committee.  The Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meeting of the shareholders of the Trust.  The Nominating Committee generally will not consider nominees recommended by shareholders of the Trust.  The Nominating Committee meets only as necessary and did not meet during the fiscal year ended April 30, 2010.

Proxy Voting Committee:  All of the Independent Trustees are members of the Proxy Voting Committee.  The Proxy Voting Committee will determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisers, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand.  The Proxy Voting Committee will also review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable.  The Proxy Voting Committee meets only as necessary and did not meet during the fiscal year ended April 30, 2010.

Fair Value Committee.  In addition to the foregoing Committees established by the Board, the Trust has also established a Fair Value Committee.  Donald G. Wood, Stephen L. Parr, and David Ganley are members of the Fair Value Committee.  The Fair Value Committee oversees the valuation of restricted securities and any other security that may be purchased for the Trust’s portfolio for which a readily available market quotation is not available and implements guidelines and instructions adopted by the Board regarding the valuation of restricted securities held by the Fund focusing on such important factors, among others, as valuation, liquidity and availability of relevant information. The Fair Value Committee reviews relevant market conditions for any restricted security held by the Fund on a daily basis to determine the appropriate value for such restricted security.  The Fair Value Committee met 17 times in the fiscal year ended April 30, 2010.

Beneficial Equity Ownership Information.  The table below shows for each Trustee, the amount of Fund equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of April 30, 2010 and stated as one of the following ranges:  A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies	Class of Shares
Independent Trustees
Donald G. Wood	B	B	N/A
James W. McDowell, Jr.	E	E	A
Interested Trustees
Stephen L. Parr	E	E	A

* Each Trustee serves as a trustee to the one fund of the Trust.

Compensation.  Officers of the Trust and Trustees who are “interested persons” of the Trust or the Advisers will receive no salary or fees from the Trust.  Each Trustee who is not an “interested person” receives a fee of  $2,000 each year plus $250 per Board or committee meeting attended in person and $100 per meeting attended by telephone.  The Trust reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at such meetings.

Name of Trustee**	Aggregate Compensation From the Fund*	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
Independent Trustees
Donald G. Wood	$2,400	None	None	$2,400
James W. McDowell, Jr.	$1,200	None	None	$1,200
Interested Trustees
Stephen L. Parr	None	Not Applicable	Not Applicable	None

*    Figures are for the fiscal year ended April 30, 2010
**  Each of the Trustees serves as a Trustee to the one fund of the Trust.

Control Persons and Principal Holders of Voting Securities.  As of May 31, 2010, the Trustees and Officers of the Trust owned beneficially (i.e., had direct or indirect voting and/or investment power) 3.19% of the outstanding Class A shares of the Fund and none of the Class C shares of the Fund.   As of the same date, the following shareholders of record owned more than 5% of the outstanding shares of beneficial interest of each class of the Fund.  Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund as of May 31, 2010.
Class A Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Sterne Agee & Leach 813 Shades Creek Parkway Birmingham, AL 35209	397,292.595 shares	26.57%
Marilyn Abrams Trust Albany, NY	106,897.756 shares	7.16%
Walter Garlington Granberry, TX	100.962.138 shares	6.76%

Class C Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Ridge Clearing & Outsourcing 2 Journal Square Plaza Jersey City, NJ 07306	44,555.766 shares	45.75%
Sterne Agee & Leach 813 Shades Creek Parkway Birmingham, AL 35209	29,637.868 shares	30.43%
SCOTTRADE Inc. PO Box 31759 St. Louis, MO 63131	10,509.947 shares	10.79%

MANAGEMENT AND ADMINISTRATION

Investment Adviser.  On March 15, 2011, the Fund entered an Interim Investment Advisory Agreement (the “Interim Advisory Agreement”) with Matrix 360 Advisor, LLC (the “Adviser”), a Delaware limited liability company, registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Interim Advisory Agreement was approved by the Trustees at a Special Meeting of the Board held on March 14, 2011 ("Special Meeting"). The terms of the Interim Advisory Agreement are substantially similar to those of the previous investment advisory agreement between the Trust and its former investment adviser, Parr Financial Group, LLC; except, however, subject to Rule 15a-4 of the Investment Company Act of 1940, as amended, (i) the Adviser’s management fee is held in an interest-bearing escrow account to be paid to the Adviser upon the expiration of the Interim Advisory Agreement; (ii) the term of the Interim Investment Advisory Agreement is the earlier of 150 days from the date of the agreement or the date the Fund enters into a new advisory agreement; and (iii) the termination provisions differ.  The Interim Advisory Agreement is terminable without penalty by (i) the vote of a majority of the Trustees of the Trust, or the vote of a majority of the outstanding voting securities of the Fund, on not more than ten (10) calendar days’ written notice, or (ii) the Adviser on not less than sixty (60) days written notice to the Trust. The Interim Advisory Agreement may also be terminated at any time by any party thereto immediately upon written notice to the other parties in the event of a breach of any provision to the agreement by any of the parties.

Christopher Anci is the Chief Compliance Officer and Managing Member of the Adviser. The Adviser is owned by Mr. Anci and Matrix 360 Holding LLC, of which Mr. Anci is a member. Mr. Anci is also the Chief Executive Officer of Matrix Capital Group, Inc., which is the principal underwriter and distributor of the Fund.

The Adviser manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the approval of the Trustees.  The Adviser is responsible for investment decisions and provides the Fund with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities.

Under the Interim Advisory Agreement, the Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Interim Advisory Agreement.

The Adviser will receive a monthly management fee equal to an annual rate of 1.25% of the Fund’s net assets.  In addition, the Adviser and the Fund have entered into an Expense Limitation Agreement under which the Adviser has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses and payments, if any, under the Rule 12b-1 Plan) to not more than 2.00% of the average daily net assets of the Fund through October 1, 2011.  As a result, the Fund’s “Total Annual Fund Operating Expenses” (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 2.25% for Class A shares and 3.00% for Class C shares, as indicated in the Prospectus.  It is expected that the contractual agreement will continue from year-to-year provided such continuance is approved by the Board of Trustees of the Fund.

For the fiscal year ended April 30, 2008, the Fund paid fees to Pope Asset Management, LLC, its former adviser, in the amount of $109,689 (after the former adviser waived $489) and to the Sub-Adviser, who was at the time the Adviser to the Fund, in the amount of $353,895 (after the Sub-Adviser waived $37,366). For the fiscal year ended April 30, 2009, the Fund paid fees to the Sub-Adviser, who was at the time the Adviser to the Fund, in the amount of $82,405 (after the Sub-Adviser waived $160,758). For the fiscal year ended April 30, 2010, the Fund paid fees to the Sub-Adviser, who was at the time the Adviser to the Fund, in the amount of $92,455 (after the Sub-Adviser waived $126,540).

Investment Sub-Adviser.  Parr Financial Group, LLC (the “Sub-Adviser”), 5100 Poplar Avenue, Suite 3117, Memphis, Tennessee 38137, currently serves as investment adviser to the Fund.  From August 1, 2007 until March 15, 2011, the Sub-Adviser served as investment adviser to the Fund.

On March 15, 2011, the Sub-Adviser entered an Interim Investment Sub-Advisory Agreement (the “Interim Sub-Advisory Agreement”) with the Adviser and the Fund. The Interim Sub-Advisory Agreement was approved by the Trustees at the Special Meeting. Under the Sub-Advisory Agreement, Parr will receive an investment advisory fee equal to an annualized rate of 0.35% of the average daily net assets of the Fund.  The terms of the Interim Sub-Advisory Agreement are substantially similar to those of the previous investment advisory agreement between the Trust and the Sub-Adviser when the Sub-Adviser was investment adviser to the Trust, except: (i) the Sub-Adviser will not be compensated under the Sub-Advisory Agreement until the Adviser receives compensation pursuant to the Interim Advisory Agreement as described above; (ii) the term of the Interim Investment Advisory Agreement is the earlier of 150 days from the date of the agreement or the date the Fund enters into a new sub-advisory agreement; and (iii) the Sub-Advisory Agreement may be terminated by the Fund on 10 days’ written notice to the Sub-Adviser. The Interim Sub-Advisory Agreement may also be terminated by (ii) the Adviser on not less than sixty (60) days written notice to the Sub-Adviser, or (ii) the Sub-Adviser on not less than sixty (60) days’ written notice to the Adviser, the Trust and Fund. The Interim Sub-Advisory Agreement may also be terminated at any time by any party thereto immediately upon written notice to the other parties in the event of a breach of any provision to the agreement by any of the parties.

The Sub-Adviser has been engaged in the investment advisory business since July 2007.  As of April 30, 2010, the Sub-Adviser had approximately $24.0 million under management and advised 13 clients. The Fund is the Sub-Adviser’s only registered investment company client. Stephen L. Parr is the managing member of the Sub-Adviser and serves as its portfolio manager.

Under the Interim Sub-Advisory Agreement, the Sub-Adviser is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of such Interim Sub-Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services; or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of the Sub-Adviser in the performance of its duties; or from its reckless disregard of its duties and obligations under the Interim Sub-Advisory Agreement.

Compensation received by the Sub-Adviser during the period in which the Sub-Adviser served as Adviser to the Fund is set forth above under “Management and Administration – Investment Adviser”

In addition to the management fee described above, the Sub-Adviser may also receive certain benefits from its management of the Fund in the form of brokerage or research services received from brokers under arrangements under Section 28(e) of the 1934 Act and the terms of the Interim Sub-Advisory Agreement.  For a description of these potential benefits, see the description under “Portfolio Transactions And Brokerage Allocation -- Brokerage Selection.”

Portfolio Manager.  Stephen L. Parr is the portfolio manager of the Fund.  He is not responsible for the day-to-day management of any other accounts.  He is the managing member of the Sub-Adviser and its portfolio manager.

Compensation.  Mr. Parr receives a fixed base salary from the Sub-Adviser, and is eligible to participate in the Sub-Adviser’s retirement plan arrangements.  Mr. Parr owns 100% of the Sub-Adviser, and is entitled to profits related to his ownership.  Since profits are expected to increase as assets increase, Mr. Parr is expected to receive increased profits as a owner of the Sub-Adviser as assets of the Fund increase.

Ownership of Securities.  As of April 30, 2010, Mr. Parr beneficially owned $100,000-$500,000 of equity securities of the Fund.

Administrator.  Matrix Capital Group, Inc. (“Matrix”) with principal business offices at 420 Lexington Avenue, New York, NY 10170-0002 provides accounting, administrative, transfer agency, dividend disbursing agency, and shareholder servicing agency services for the Trust pursuant to an Investment Company Services

Agreement (the “Services Agreement”). Under the Services Agreement, Matrix is responsible for a wide variety of functions, including but not limited to: (a) Fund accounting services; (b) financial statement preparation; (c) valuation of the Fund's portfolio securities; (d) pricing the Fund's shares; (e) assistance in preparing tax returns; (f) preparation and filing of required regulatory reports; (g) communications with shareholders; (h) coordination of Board and shareholder meetings; (i) monitoring the Fund's legal compliance; (j) maintaining shareholder account records.

Under the Services Agreement, the Trust pays Matrix a base fee of $75,000 per year; plus an additional fee when assets exceed $20 million at the following rate:

0.10% on daily net assets between $20 million and $50 million;
0.075% on the next $50 million of daily net assets;
0.050% on the next $100 million of daily net assets; and
0.030% in excess of $200 million of daily net assets

For the fiscal year ended April 30, 2008, the Trust paid fees to Matrix of $95,111.  For the fiscal year ended April 30, 2009, the Trust paid fees to Matrix of $79,029. For the fiscal year ended April 30, 2010, the Trust paid fees to Matrix of $87,742.

Distributor.  Matrix also acts as the principal underwriter and distributor (the “Distributor”) of the Fund’s shares for the purpose of facilitating the registration of shares of the Fund under state securities laws and to assist in sales of Fund shares pursuant to a Distribution Agreement (the “Distribution Agreement”) approved by the Trustees.  The Distributor is a broker-dealer registered with the SEC and a member in good standing of the National Association of Securities Dealers, Inc. and maintains, at its own expense, its qualification as a broker-dealer under all applicable federal or state laws in those states which the Fund shall from time to time identify to the Distributor as states in which it wishes to offer its shares for sale, in order that state registrations may be maintained for the Fund.  Shares of the Fund are sold on a continuous basis. The distribution agreement between the Fund and Matrix requires Matrix to use all reasonable efforts in connection with the distribution of the Fund's shares. However, Matrix has no obligation to sell any specific number of shares and will only sell shares for orders it receives.  Under the Distribution Agreement, the Distributor shall be paid $7,200 per year for its services.  For the fiscal years ended April 30, 2008, 2009 and 2010, the Trust paid fees to the Distributor of $7,200, $6,600 and $2,400 (after the Distributor waived $4,800) respectively.  The Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party.

David Ganley, an affiliated person of the Fund, is also an affiliated person of the Administrator, the Distributor and the Adviser.

The Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act (see “Administration – Distribution of Shares” in the Prospectus and “Purchases, Redemptions and Special Shareholder Services – Additional Information” below).  As required by Rule 12b-1, the Plan (together with the Distribution Agreement) was approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan and the Distribution Agreement.  The Plan provides that the Trust’s Treasurer shall provide to the Trustees, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes of such expenditures.

The Board of Trustees has determined that a consistent cash flow resulting from the sale of new shares is necessary and appropriate to meet Fund redemptions and to take advantage of buying opportunities for the Fund without having to make unwarranted liquidations of portfolio securities.  Other potential benefits of the Plan to the Fund include improved shareholder services, savings to the Fund in transfer agency fees as a percentage of assets (unless and until the Fund has a sufficient number of accounts to exceed the minimum monthly transfer agency fees), savings to the Fund in certain operating expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization.  The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Fund may use 12b-1 fees to compensate broker-dealers (including, without limitation, the Fund’s principal distributor Matrix) for sales of Fund shares, or for other expenses associated with distributing

Fund shares.  The Fund may expend up to 1.00% for Class C shares and up to 0.25% for Class A shares of the Fund’s average daily net assets annually to pay for any activity primarily intended to result in the sale of shares of the Fund and the servicing of shareholder accounts, provided that the Trustees have approved the category of expenses for which payment is being made.  Under ordinary circumstances, the Fund expects sales of Fund shares to involve a payment to broker-dealers; however, certain sales of Fund shares (e.g. sales to:  (1) to current and retired officers and Trustees of the Trust; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of the Advisers; to officers and employees of Matrix; to persons associated with law firms, consulting firms and others providing services to the Trust; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts; or (2) to investors purchasing amounts of Class A shares greater than $3 million) may be made with or without remitting compensation to any broker-dealer.

Payments under the Plan for the fiscal year ended April 30, 2010 totaled $52,131 (after the Fund voluntarily waived $18,023 in 12b-1 fees).  These payments were spent primarily on compensation to broker-dealers for the sale of the Fund’s shares ($41,700) and on reimbursement to the Fund’s then-current investment adviser for marketing expenses ($10,431).

Custodian.  Fifth Third Bank, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as custodian for the Fund’s assets.  The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian.  For its services as Custodian, the Custodian is entitled to receive from the Administrator an annual fee based on the average net assets of the Fund held by the Custodian plus additional out of pocket and transaction expenses incurred by the Fund.

Independent Registered Public Accounting Firm.  The Trustees have selected the firm of Cohen Fund Audit Services, Ltd., 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, to serve as independent registered public accountants for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation.

Independent registered public accountants will audit the financial statements of the Fund at least once each year.  Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account.  A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

Legal Counsel.  Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, NC 27101, serves as legal counsel to the Trust and the Fund.

CODE OF ETHICS

The Trust, the Advisers and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisers and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund (which may also be held by persons subject to a code).  Each code permits the applicable entity’s employees and officers to invest in securities, subject to certain restrictions and pre-approval requirements.  In addition, the Trust’s and Advisers’ codes requires that portfolio managers and other investment personnel of the Advisers report their personal securities transactions and holdings, which are reviewed for compliance with the code of ethics.

PROXY VOTING POLICIES

The Trust has adopted a proxy voting and disclosure policy that delegates to the Sub-Adviser the authority to vote proxies for the Fund, subject to oversight of the Trustees.  Copies of the Trust’s Proxy Voting and Disclosure Policy and the Sub-Adviser’s Proxy Voting Policy and Procedures are included as Appendix B to this SAI.

Each year the Fund is required to file Form N-PX stating how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, within 60 days after the end of such period.  Information regarding how the Fund voted proxies as set forth in its most recent filing of Form N-PX will be available (1) without charge, upon request, by calling the Fund at 877.244.6235; and (2) on the SEC’s website at http://www.sec.gov.

PURCHASES, REDEMPTIONS AND SPECIAL SHAREHOLDER SERVICES

Purchases.  Reference is made to “Purchasing Shares” in the Prospectus for more information concerning how to purchase shares.  Specifically, potential investors should refer to the Prospectus for information regarding purchasing shares by mail or bank wire, and for information regarding telephone orders.  Potential investors should also refer to the Prospectus for information regarding the Fund’s two classes of shares, Class A and Class C shares, and their respective fees and expenses.  The Prospectus also describes the Fund’s automatic investment plan and certain rights reserved by the Fund with respect to orders for Fund shares.  The following information supplements the information regarding share purchases in the Prospectus:

Pricing of Orders.  Shares of the Fund will be offered and sold on a continuous basis.  The purchase price of shares of the Fund is based on the net asset value next determined after the order is received, subject to the order being accepted by the Fund in good form.  Net asset value is normally determined at 4:00 p.m. Eastern time, as described under “Net Asset Value” below.  Notwithstanding the foregoing, Class A shares are generally subject to an initial sales load as described in the Prospectus.

Regular Accounts.  The regular account allows for voluntary investments to be made at any time.  Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans, and others, investors are free to make additions and withdrawals to or from their account as often as they wish.  When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions.  Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year to date, along with a summary of the status of the account as of the transaction date.

Purchases in Kind.  The Fund may accept securities in lieu of cash in payment for the purchase of shares in the Fund.  The acceptance of such securities is at the sole discretion of the Adviser based upon the suitability of the securities accepted for inclusion as a long-term investment of the Fund, the marketability of such securities, and other factors that the Adviser may deem appropriate.  If accepted, the securities will be valued using the same criteria and methods as described in “Investing in the Fund - Determining the Fund’s Net Asset Value” in the Prospectus.

Share Certificates.  The Fund normally does not issue stock certificates.  Evidence of ownership of shares is provided through entry in the Fund’s share registry.  Investors will receive periodic account statements (and, where applicable, purchase confirmations) that will show the number of shares owned.

Redemptions.  Reference is made to “Redeeming Shares” in the Prospectus for more information concerning how to redeem shares.  Specifically, investors wishing to redeem shares in the Fund should refer to the Prospectus for information regarding redeeming shares by mail, telephone/fax or bank wire.  The Prospectus also describes contingent deferred sales charges (“CDSCs”) that apply to purchases of Class C shares of the Fund and to certain purchases of Class A shares of the Fund.  The Prospectus also describes the Fund’s policy regarding accounts that fall below the Fund’s required minimums, redemptions in kind, signature guarantees and other information about the Fund’s redemption policies.  The following information supplements the information regarding share redemptions in the Prospectus:

Suspension of Redemption Privileges and Postponement of Payment.  The Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the NYSE is closed for other than customary weekend and holiday closings, or that trading on the NYSE is restricted as determined by the SEC; (ii) during any period when an emergency exists as defined by the rules of the SEC as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or to determine fairly the value of its assets; and (iii) for such other periods as the SEC may permit.  The Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.  Any redemption may be more or less than the shareholder’s cost depending on the market value of the securities held by the Fund.  No charge is made by the Fund for redemptions other than the possible charge for wiring redemption proceeds, and the assessment of a CDSC on certain redemptions of Fund shares occurring within one year following the issuance of such shares.  For information on the CDSCs that apply to purchases of Class C shares and to certain purchases of Class A shares, see “Redeeming Shares – Contingent Deferred Sales Charges” in the Prospectus.

Involuntary Redemptions.  In addition to the situations described in the Prospectus under “Redeeming Shares,” the Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

Additional Information.  Following is additional information regarding certain services and features related to purchases, redemptions and distribution of Fund shares.  Investors who have questions about any of this information should call the Fund at 877.244.6235.

Reduced Sales Loads.  Front-end sales loads on purchases of Class A shares may be reduced under the “Right of Accumulation” or under a “Letter of Intent.”  To receive a reduced sales load, you must inform your broker-dealer or the Fund at the time you purchase shares that you qualify for such a reduction.  If you do not let your broker-dealer or the Fund know you are eligible for a reduced sales charge, you may not receive the discount to which you are otherwise entitled.

You may use the “Right of Accumulation” to reduce your sales load.  Under the “Right of Accumulation,” you may combine the current net asset value of your existing Class A shares of the Fund with the amount of any current purchases in order to take advantage of the reduced sales loads with higher amounts of investment in the Fund.

Purchases made pursuant to a “Letter of Intent” may also be eligible for the reduced sales loads.  In a Letter of Intent, the investor expresses his or her intention, in writing, to invest a certain amount over a specified period of time. The Fund will then apply to each of the investor’s periodic investments the reduced sales load that would apply to the total amount stated in the Letter of Intent.  The minimum initial investment under a Letter of Intent is $100,000.  If not stated otherwise in the Letter of Intent, the amount of shares you purchase in the Fund during the thirteen (13) months following the signing of the Letter of Intent qualify for the reduced sales load.  The reduced sales load will not apply to purchases in the Fund made more than 90 days prior to the signing of the Letter of Intent.  During the term of your Letter of Intent, the Transfer Agent will hold in escrow shares representing the highest applicable sales load for the Fund each time you make a purchase.  Any shares you redeem during that period will count against your total amount stated in your Letter of Intent.  If, by the end of the term of the Letter of Intent, you have purchased all the shares you committed to purchase in the Letter of Intent, the escrowed shares will be released to you.  If you have not purchased all the shares you committed to purchase in the Letter of Intent, your escrowed shares will be redeemed in an amount equal to the sales load that would apply if you had purchased the actual amount in your account all at once.  Any escrowed shares not needed to satisfy that sales load would be released to you.

Shareholders may include the value of certain related accounts, including accounts held by their spouse and children under the age of 21, family trust accounts of the investor and other accounts held by the investor to determine the applicable sales load and for purposes of the Right of Accumulation and Letter of Intent privileges.  These privileges apply even if your related accounts are opened at different brokerage firms, so it is important to let your broker-dealer(s) or the Transfer Agent know about all your accounts that may be combined.  To verify eligibility for a reduced sales load, your broker-dealer or the Fund may require that you submit copies of account statements to substantiate requests for Right of Accumulation and Letter of Intent privileges.

Class A shares may be sold at net asset value, without a sales charge, to current and retired officers and Trustees of the Trust; to clients (including custodial, agency, advisory and trust accounts) and current and retired officers and employees of the Advisers; to officers and employees of Matrix; to persons associated with law firms, consulting firms and others providing services to the Trust; and to such persons’ spouses, parents, siblings and lineal descendants and their beneficial accounts. Such shares may also be issued at net asset value (1) in connection with the merger (or similar transaction) of an investment company (or series or class thereof) or personal holding company with the Fund (or class thereof), and (2) to investment advisers, financial planners or other intermediaries who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services;  and to clients of such investment advisers, financial planners or other intermediaries who place trades for their own accounts if the accounts are linked to the master account of such investment adviser, financial planner or other intermediary on the books and records of the broker or agent.  The Trust may also determine to sell Class A shares to retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Code and “rabbi trusts”.  A “rabbi trust” is a type of grantor trust created by an employer to hold assets for the future payment of nonqualified executive benefit plans.  Sales charges generally are waived in the foregoing cases because either (i) there is no sales effort involved in the sale of shares; or (ii) the investor is paying a fee (other than the sales charge) to the broker-dealer or other financial intermediary or adviser involved in the sale.

Transfer of Registration.  To transfer shares to another owner, send a written request to the Fund at Parr Family of Funds, 630 Fitzwatertown Road, Building A, 2nd Floor, Willow Grove, Pennsylvania 19090.  Your request should include the following:  (1) the Fund name and existing account registration; (2) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (3) the new account registration, address, social security or taxpayer identification number, and how dividends and capital gains are to be distributed; (4) signature guarantees (See the Prospectus under the heading “Redeeming Shares - Signature Guarantees”); and (5) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc.  If you have any questions about transferring shares, call or write the Fund.

Mailing Shareholder Communications.  Accounts having the same mailing address may consent in writing to sharing a single mailing of shareholder reports, proxy statements (but each such shareholder would receive his/her own proxy) and other Fund literature.

Plan under Rule 12b-1. As discussed in the “Management and Administration – Distributor” section above, the Fund has adopted a Distribution Plan (“Plan”) pursuant to Rule 12b-1 of the 1940 Act for the Fund.  Under the Plan, the Fund may pay for services related to the distribution of shares of the Fund with up to 1.00% of the Fund’s assets on an annual basis for Class C shares and up to 0.25% of the Fund’s assets on an annual basis for Class A shares.  The Trustees will take into account the expenditures for purposes of reviewing operations under the Plan and in connection with their annual consideration of renewal of the Plan.  The Distributor has indicated that it expects its expenditures to include, without limitation: (a) the printing and mailing of Fund prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective shareholders with respect to shares of the Fund; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to shares of the Fund; (c) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding Fund investment objectives and policies and other information about the Fund, including the performance of the Fund; (d) training sales personnel regarding the shares of the Fund; and (e) financing any activity that the Distributor determines is primarily intended to result in the sale of Fund shares.  Under the Plan, the Distributor is compensated regardless of its out-of-pocket expenditures.  The Fund does not participate in any joint distribution activities with other investment companies nor is the Fund aware of any interested person of the Fund or any director who is not an interested person of the Fund having any direct or indirect financial interest in the Plan or related agreements.

Dealers.  The Distributor, at its expense, may provide additional compensation in addition to dealer discounts and brokerage commissions to dealers in connection with sales of shares of the Fund.  Compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding the Fund, and/or other dealer-sponsored special events, to the extent permitted under applicable law and the rules and regulations of the FINRA.  None of the aforementioned compensation is paid directly by the Fund or its shareholders although the Distributor may use a portion of the payment it receives under the Distribution Plan to pay these expenses.

Additional Information About Redemptions. The right to redeem shares of the Fund can be suspended and the payment of the redemption price deferred when the NYSE is closed (other than for customary weekend and holiday closings), during periods when trading on the NYSE is restricted as determined by the SEC, or during any emergency as determined by the SEC which makes it impracticable for the Fund to dispose of its securities or value its assets, or during any other period permitted by order of the SEC for the protection of investors.

Due to the high cost of maintaining small accounts, the Trust reserves the right to redeem accounts with balances of less than $1,000.00. Prior to such a redemption, shareholders will be given 60 days’ written notice to make an additional purchase. However, no such redemption would be required by the Trust if the cause of the low account balance was a reduction in the net asset value of shares.  No CDSC will be imposed with respect to such involuntary redemptions.

The Fund does not intend, under normal circumstances, to redeem its securities by payment in kind.  It is possible, however, that conditions may arise in the future which would, in the opinion of the Trustees, make it undesirable for the Fund to pay for all redemptions in cash.  In such a case, the Trustees may authorize payment to be made in readily marketable portfolio securities of the Fund.  Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the net asset value per share.  Shareholders receiving them would incur brokerage costs when these securities are sold.

NET ASSET VALUE

The net asset value and net asset value per share of the Fund normally is determined at the time regular trading closes on the NYSE (currently 4:00 p.m., New York time, Monday through Friday), except on business holidays when the NYSE is closed.  The NYSE recognizes the following holidays:  New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Fourth of July, Labor Day, Thanksgiving Day, and Christmas Day.  Any other holiday recognized by the NYSE will be considered a business holiday on which the net asset value of shares of the Fund will not be calculated.

In computing the Fund’s net asset value, all liabilities incurred or accrued are deducted from its net assets.  The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result is the net asset value per share of the Fund.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by, and under the direction of, the Trustees.  Values are determined according to accepted accounting practices and all laws and regulations that apply.  Using methods approved by the Trustees, the assets of the Fund are valued as follows:

•
Securities that are listed on a securities exchange are valued at the last quoted sales price at the time the valuation is made.  Price information on listed securities is taken from the exchange where the security is primarily traded by the Fund.

•	Securities that are listed on an exchange and which are not traded on the valuation date are valued at the bid price.

•	Unlisted securities for which market quotations are readily available are valued at the latest quoted sales price, if available, at the time of valuation, otherwise, at the latest quoted bid price.

•	Temporary cash investments with maturities of 60 days or less will be valued at amortized cost, which approximates market value.

•
Securities for which no current quotations are readily available are valued at fair value as determined in good faith using methods approved by the Trustees.  Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

•	Securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair value of such securities.

Subject to the provisions of the Trust Instrument, determinations by the Trustees as to the direct and allocable liabilities of the Fund and the allocable portion of any general assets are conclusive.  As described in the Prospectus, the Advisers are responsible for notifying the Trustees or the Trust’s Fair Value Committee when it believes that fair value pricing is required for a particular security.  The Trust has adopted Fair Value Pricing procedures and instructions that apply to investments by the Fund in restricted securities and warrants (“Restricted Securities”) through purchases of privately-offered securities of publicly traded companies located or doing business primarily in China.  A description of these procedures and instructions is included in the Prospectus and is incorporated herein by reference.  As explained in the Prospectus, because the Fund’s fair valuing of Restricted Securities is a determination of the amount which the owner might reasonably expect to receive for them upon their current sale, the Fund is subject to the risk that the Fund’s fair valued prices are not accurate, and that the fair value price is not reflective of the value the Fund will receive upon a sale of the security.

ADDITIONAL TAX INFORMATION

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus.  No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders.  The discussions here and in the Prospectus are not intended as a substitute for careful tax planning and are based on tax laws and regulations that are in effect on the date hereof; such laws and regulations may be changed by legislative, judicial, or administrative action.  Investors are advised to consult their tax advisors with specific reference to their own tax situations.

The Fund, and any other series of the Trust, will be treated as a separate corporate entity under the Internal Revenue Code of 1986, as amended (the “Code”), and intends to qualify or remain qualified as a regulated investment company under Subchapter M of the Code.  At least 90% of the gross income of the Fund must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks, securities or foreign currencies, and other income derived with respect to the Fund’s business of investing in such stock, securities or currencies.  Any income derived by the Fund from a partnership or trust is treated as derived with respect to the Fund’s business of investing in stock, securities, or currencies only to the extent that such income is attributable to items of income that would have been qualifying income if realized by the Fund in the same manner as by the partnership or trust.

An investment company may not qualify as a regulated investment company for any taxable year unless it satisfies certain requirements with respect to the diversification of its investments at the close of each quarter of the taxable year.  In general, at least 50% of the value of its total assets must be represented by cash, cash items, government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the total assets of the fund nor more than 10% of the outstanding voting securities of such issuer.  In addition, not more than 25% of the value of the fund’s total assets may be invested in the securities (other than government securities or the securities of other regulated investment companies) of any one issuer.  The Fund intends to satisfy all requirements on an ongoing basis for continued qualification as a regulated investment company.

The 2003 Jobs and Growth Tax Relief Reconciliation Act reduced the federal tax rate on most dividends paid by U.S. corporations to individuals after December 31, 2002.  These qualifying corporate dividends are taxable at long-term capital gains tax rates.  Some, but not all, of the dividends paid by the Fund may be taxable at the reduced long-term capital gains tax rate for individual shareholders.  If the Fund designates a dividend as qualified dividend income, it generally will be taxable to individual shareholders at the long-term capital gains tax rate, provided certain holding period requirements are met.

Taxable dividends paid by the Fund to corporate shareholders will be taxed at corporate income tax rates.  Corporate shareholders may be entitled to a dividends received deduction (“DRD”) for a portion of the dividends paid and designated by the Fund as qualifying for the DRD.

If the Fund designates a dividend as a capital gains distribution, it generally will be taxable to shareholders as long-term capital gains, regardless of how long the shareholders have held their Fund shares or whether they received in cash or reinvested in additional shares.  All taxable dividends paid by the Fund other than those designated as qualified dividend income or capital gains distributions will be taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares.  To the extent the Fund engages in increased portfolio turnover, short-term capital gains may be realized, and any distribution resulting from such gains will be considered ordinary income for federal tax purposes.

Each series of the Trust, including the Fund, will designate (1) any dividend of qualified dividend income as qualified dividend income; (2) any tax-exempt dividend as an exempt-interest dividend; (3) any distribution of long-term capital gains as a capital gain dividend; and (4) any dividend eligible for the corporate dividends received deduction as such in a written notice mailed to shareholders within 60 days after the close of the series’ taxable year.  Shareholders should note that, upon the sale or exchange of series shares, if the shareholder has not held such shares for at least six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses).  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax.

If for any taxable year the Fund does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders).  In such event, dividend distributions (whether or not derived from interest on tax-exempt securities) would be taxable as qualified dividends to individual shareholders to the extent of the Fund’s current and accumulated earnings and profits, and would be eligible for the dividends received deduction for corporations.

The Fund will be required, in certain cases, to withhold and remit to the U.S. Treasury a percentage equal to the fourth lowest tax rate for unmarried individuals (presently 28% for 2010) of taxable dividends or of gross proceeds realized upon sale paid to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the Internal Revenue Service for failure to include properly on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so, or that they are “exempt recipients.”

Depending upon the extent of the Fund’s activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.  In addition, in those states and localities that have income tax laws, the treatment of the Fund and its shareholders under such laws may differ from their treatment under federal income tax laws.

Dividends paid by the Fund to non-U.S. shareholders may be subject to U.S. withholding tax at the rate of 30% unless reduced by treaty (and the shareholder files a valid Internal Revenue Service Form W-8BEN with the Fund certifying foreign status and treaty eligibility) or the non-U.S. shareholder files an Internal Revenue Service Form W-8ECI with the Fund certifying that the investment to which the distribution relates is effectively connected to a United States trade or business of such non-U.S. shareholder (and, if certain tax treaties apply, is attributable to a United States permanent establishment maintained by such non-U.S. shareholder).  The Fund may elect not to withhold the applicable withholding tax on any distribution representing a capital gain dividend to a non-U.S. shareholder.

The Fund will send shareholders information each year on the tax status of dividends and distributions.  A dividend or capital gains distribution paid shortly after shares have been purchased, although in effect a return of investment, is subject to federal income taxation.  Dividends from net investment income, along with capital gains, will be taxable to shareholders, whether received in cash or Fund shares and no matter how long the shareholder has held Fund shares, even if they reduce the net asset value of shares below the shareholder’s cost and thus, in effect, result in a return of a part of the shareholder’s investment.

ADDITIONAL INFORMATION ON PERFORMANCE

From time to time, the total return of the Fund may be quoted in advertisements, sales literature, shareholder reports, or other communications to shareholders.  The “average annual total return” of the Fund refers to the average annual compounded rate of return over the stated period that would equate an initial investment in that Fund at the beginning of the period to its ending redeemable value, assuming reinvestment of all dividends and distributions and deduction of all recurring charges, other than charges and deductions which may be imposed under the Fund’s contracts.  Performance figures will be given for the recent one, five or ten year periods or for the life of the Fund if it has not been in existence for any such periods.  When considering “average annual total return” figures for periods longer than one year, it is important to note that the Fund’s annual total return for any given year might have been greater or less than its average for the entire period.  “Cumulative total return” represents the total change in value of an investment in the Fund for a specified period (again reflecting changes in Fund share prices and assuming reinvestment of Fund distributions).

The following is a brief description of how performance is calculated.  Quotations of average annual total return for the Fund will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Fund over periods of one year, five years and ten years or since inception (as applicable).  These are the average annual total rates of return that would equate the initial amount invested to the ending redeemable value.

The average annual total return (before taxes) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ERV

Where	P = a hypothetical initial payment of $1,000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical initial payment of $1,000

The average annual total return (after taxes on distributions) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVD

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions)
n = number of years
ATVD =	Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions but not after taxes on redemption

The average annual total return (after taxes on distributions and sale of fund shares) is calculated by finding the average annual compounded rates of return over the applicable period that would equate the initial amount invested to the ending value using the following formula:

P(1+T)n = ATVDR

Where	P = a hypothetical initial payment of $1,000
T = average annual total return (after taxes on distributions and redemptions)
n = number of years
ATVDR =	Ending Redeemable Value of a hypothetical initial payment of $1,000, after taxes on fund distributions and redemption

The calculation of average annual total return and aggregate total return assume an initial $1,000 investment and that there is a reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period.  The ending redeemable value is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.  These performance quotations should not be considered as representative of the Fund’s future performance.

The cumulative total return (before taxes) of the Class A shares of the Fund from September 23, 2005 (the date of commencement of operations) through April 30, 2010 was 7.90%.  The table below shows the Class A shares of the Fund’s average annual total returns for periods ended April 30, 2010:

		Since Inception
	One Year	(September 23, 2005)
Return Before Taxes	110.17%	7.90%
Return After Taxes on Distributions	110.17%	7.00%
Return After Taxes on Distributions and Sale of Fund Shares	71.61%	6.72%

The cumulative total return (before taxes) of the Class C shares of the Fund from July 1, 2005 (the date of commencement of operations) through April 30, 2010 was 8.11%.  The table below shows the Class C Shares of the Fund’s average annual total returns for periods ended April 30, 2010:

		Since Inception
	One Year	(July 1, 2005)
Return Before Taxes	116.14%	8.11%
Return After Taxes on Distributions	116.14%	7.28%
Return After Taxes on Distributions and Sale of Fund Shares	76.91%	6.96%

The Fund’s performance may be compared in advertisements, sales literature, shareholder reports, and other communications to the performance of other mutual funds having similar objectives or to standardized indices or other measures of investment performance.  In particular, the Fund may compare its performance to the Shanghai and Shenzhen Stock Exchange Indices which are generally considered to be representative of the performance of Chinese companies.  The Fund may also measure its performance against the S&P 500 Index.  Comparative performance may also be expressed by reference to a ranking prepared by a mutual fund monitoring service or by one or more newspapers, newsletters, or financial periodicals.  The Fund may also occasionally cite statistics to reflect its volatility and risk.  The Fund may also compare its performance to other published reports of the performance of unmanaged portfolios of companies.  The performance of such unmanaged portfolios generally does not reflect the effects of dividends or dividend reinvestment.  The Fund may also compare its performance to other reports of the performance of managed accounts of the Advisers.  Of course, there can be no assurance the Fund will experience the same results.  Performance comparisons may be useful to investors who wish to compare the Fund’s past performance to that of other mutual funds and investment products.  Of course, past performance is not a guarantee of future results.

The Fund’s performance fluctuates on a daily basis largely because net earnings and net asset value per share fluctuate daily.  Both net earnings and net asset value per share are factors in the computation of total return as described above.

As indicated, from time to time the Fund may advertise its performance compared to similar funds or portfolios using certain indices, reporting services, and financial publications.  These may include the following:

•          Lipper Analytical Services, Inc. ranks funds in various fund categories by making comparative calculations using total return.  Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time.

•          Morningstar, Inc., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values.  Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types according to their risk-adjusted returns.  The maximum rating is five stars, and ratings are effective for two weeks.

Investors may use such indices in addition to the Prospectus to obtain a more complete view of the Fund’s performance before investing.  Of course, when comparing the Fund’s performance to any index, factors such as composition of the index and prevailing market conditions should be considered in assessing the significance of such comparisons.  When comparing funds using reporting services, or total return, investors should take into consideration any relevant differences in funds such as permitted portfolio compositions and methods used to value portfolio securities and to compute offering price.  Advertisements and other sales literature for the Fund may quote total returns that are calculated on non-standardized base periods.  The total returns represent the historic change in the value of an investment in the Fund based on monthly reinvestment of dividends over a specified period of time.

From time to time the Fund may include in advertisements and other communications charts and illustrations relating to inflation and the effects of inflation on the dollar, including the purchasing power of the dollar at various rates of inflation.  The Fund may also disclose from time to time information about its portfolio allocation and holdings at a particular date (including ratings of securities assigned by independent rating services such as Standard & Poor’s Rating Service and Moody’s Investors Service, Inc.).  The Fund may also depict the historical performance of the securities in which the Fund may invest over periods reflecting a variety of market or economic conditions either alone or in comparison with alternative investments, performance indices of those investments, or economic indicators.  The Fund may also include in advertisements and in materials furnished to present and prospective shareholders statements or illustrations relating to the appropriateness of types of securities and/or mutual funds that may be employed to meet specific financial goals, such as saving for retirement, children’s education, or other future needs.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended April 30, 2010, including the financial highlights appearing in the Annual Report to shareholders, for the Fund are incorporated by reference and made a part of this document.

APPENDIX A – DESCRIPTION OF RATINGS

The Fund may acquire from time to time debt securities as described in the Prospectus and this SAI.  The Fund is not restricted with respect to yield, maturity or credit quality of any debt securities, so that the Fund may purchase debt securities that are of high quality “investment grade” (“Investment-Grade Debt Securities”) or of lower quality with significant risk characteristics (e.g., “junk bonds”).  The various ratings used by the nationally recognized securities rating organizations (each a “NRSO”) are described below.

A rating by a NRSO represents the organization’s opinion as to the credit quality of the security being rated.  However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.  Consequently, the Advisers believe that the quality of Investment-Grade Debt Securities in which the Fund may invest should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis.  A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor.  When a security has received a rating from more than one NRSO, each rating is evaluated independently.  Ratings are based on current information furnished by the issuer or obtained by the NRSOs from other sources that they consider reliable.  Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons.

STANDARD & POOR’S® RATINGS SERVICES. The following summarizes the highest four ratings used by Standard & Poor’s Ratings Services (“S&P”), a division of McGraw-Hill Companies, Inc., for bonds which are deemed to be Investment-Grade Debt Securities by the Advisers:

AAA –	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity of the obligor to meet its financial commitment on the obligation.

AA –	Debt rated AA differs from AAA issues only in a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A –
Debt rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB –
Debt rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

To provide more detailed indications of credit quality, the AA, A and BBB ratings may be modified by the addition of a plus or minus sign to show relative standing within these major rating categories.

Bonds rated BB, B, CCC, CC and C are not considered by the Advisers to be Investment-Grade Debt Securities and are regarded as having significant speculative characteristics.  BB indicates the lowest degree of speculation and C the highest degree of speculation.  While such bonds may have some quality and protective characteristics, these may be outweighed by large uncertainties or major risk exposures to adverse conditions.

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is strong.  Those issues determined to possess extremely strong safety characteristics are denoted A-1+.  Capacity for timely payment on commercial paper rated A-2 is satisfactory, but the relative degree of safety is not as high as for issues designated A-1.

The rating SP-1 is the highest rating assigned by S&P to short term notes and indicates strong capacity to pay principal and interest.  An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.  The rating SP-2 indicates a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.  The rating SP-3 indicates a speculative capacity to pay principal and interest.

MOODY’S INVESTOR SERVICE, INC.  The following summarizes the highest four ratings used by Moody’s Investors Service, Inc. (“Moody’s”) for fixed-income obligations with an original maturity of one year or more, which are deemed to be Investment-Grade Securities by the Advisers:

Aaa –	Bond obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa –	Bond obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A –	Bond obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa –	Bond obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Obligations which are rated Ba, B, Caa, Ca or C by Moody’s are not considered “Investment-Grade Debt Securities” by the Advisers.  Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.  Obligations rated B are considered speculative and are subject to high credit risk.  Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Short-Term Ratings.

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1 –	Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2 –	Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3 –	Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP –	Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

U.S. Municipal Short-Term Debt And Demand Obligation Ratings.

Short-Term Debt Ratings. There are three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels - MIG 1 through MIG 3.  In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.  MIG ratings expire at the maturity of the obligation.

MIG 1 –
This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2 –	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3 –	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG –	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings.  In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1 –
This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2 –
This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3 –
This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG – This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

FITCH RATINGS. The following summarizes the highest four ratings used by Fitch, Inc. (“Fitch”):

Long-Term Ratings.

AAA –
Highest credit quality.  The rating AAA denotes that the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA –
Very high credit quality.  The rating AA denotes a very low expectation of credit risk.  They indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A –
High credit quality.  The rating A denotes a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher rating.

BBB –	Good credit quality. The rating BBB indicates that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

Long-term securities rated below BBB by Fitch are not considered by the Advisers to be investment-grade securities.  Securities rated BB and B are regarded as speculative with regard to a possible credit risk developing.  BB is considered speculative and B is considered highly speculative.  Securities rated CCC, CC and C are regarded as a high default risk.  A rating CC indicates that default of some kind appears probable, while a rating C signals imminent default.  Securities rated DDD, D and D indicate a default has occurred.

Short-Term Ratings.

F1 –	Highest credit quality. The rating F1 indicates the strongest capacity for timely payment of financial commitments; may have an added (+) to denote any exceptionally strong credit feature.

F2 –	Good credit quality. The rating F2 indicates a satisfactory capacity for timely payment of financial commitment, but the margin of safety is not as great as in the case of the higher ratings.

F3 –
Fair credit quality.  The rating F3 indicates the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B –	Speculative. The rating B indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

Short-term rates B, C and D by Fitch are considered by the Advisers to be below investment-grade securities.  Short-term securities rated B are considered speculative, securities rated C have a high default risk and securities rated D denote actual or imminent payment default.

(+) or (-) suffixes may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to long-term ratings “AAA” category or to the categories below “CCC”, nor to short-term ratings other than “F1”.  The suffix “NR” indicates that Fitch does not publicly rate the issuer or issue in question.

While the foregoing descriptions of the ratings systems used by the Advisers distinguish between “Investment-Grade Debt Securities” and more speculative debt securities, as stated above the Fund is not limited with respect to the yield, maturity or credit quality of the debt securities in which it invests.  Accordingly, the Fund’s portfolio may be invested in Investment-Grade Debt Securities or debt securities that are not Investment-Grade Debt Securities in any proportion.

APPENDIX B – PROXY VOTING POLICIES

The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Sub-Adviser’s Proxy Voting and Disclosure Policy.

(1)	PROXY VOTING AND DISCLOSURE POLICY FOR THE PARR FAMILY OF FUNDS

I.	Introduction

Effective April 14, 2003, the SEC adopted rule and form amendments under the Securities Act of 1933, the Securities Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Trust and the Fund disclose the policies and procedures used to determine how to vote proxies for portfolio securities.  The IC Amendments also require the Fund to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Fund complies with the requirements of the IC Amendments, and otherwise fulfills its obligations with respect to proxy voting, disclosure, and recordkeeping.  The overall goal is to ensure that the Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders.  While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

B.	Delegation to Fund’s Adviser

The Board believes that the Adviser, as the Funds’ investment adviser, is in the best position to make individual voting decisions for the Fund consistent with this Policy.  Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)	to make the proxy voting decisions for the Fund; and
(2)
to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, shall approve the Adviser’s Proxy Voting and Disclosure Policy (“Adviser’s Voting Policy”) as it relates to the

Fund.  The Board shall also approve any material changes to the Adviser’s Voting Policy no later than four (4) months after adoption by Adviser.

C.	Conflicts

In cases where a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below).

III.	Fund Disclosure

A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

The Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders in its Statement of Additional Information (“SAI”) on Form N-1A.  The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov.  The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, the Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

The Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

(i)	The name of the issuer of the portfolio security;
(ii)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
(iii)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
(iv)	The shareholder meeting date;
(v)	A brief identification of the matter voted on;
(vi)	Whether the matter was proposed by the issuer or by a security holder;
(vii)	Whether the Fund cast its vote on the matter;
(viii)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
(ix)	Whether the Fund cast its vote for or against management.

The Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable.  If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

The Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website.  If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

(i)	A copy of this Policy;
(ii)	Proxy Statements received regarding the Fund’s securities;
(iii)	Records of votes cast on behalf of the Fund; and
(iv)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Adviser’s records.

The Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Adviser that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

A.	General

The Proxy Voting Committee of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide.  The purpose of the Proxy Voting Committee shall be to determine how the Fund should cast its vote, if called upon by the Board or the Adviser, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser or principal underwriter, on the other hand.

B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee.  The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine.  The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee.  The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary.  The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.  The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time; provided, however, that material changes are approved by the Board as provided under Section II(B) above.

(2) PROXY VOTING AND DISCLOSURE POLICY FOR PARR FINANCIAL GROUP, LLC

PROXY VOTING POLICIES

Parr Financial Group, LLC makes every effort to vote proxies in the best interests of its clients.   A summary of our proxy voting guidelines is listed below:

Directors
We generally vote for the proposed director(s) if we are satisfied with the job the directors and management are doing with the company.

Compensation
Often there are questions regarding compensation.  If we are satisfied with the job management is doing and don’t feel the compensation is excessive, we will vote in favor of these proposals.  More often than not, we feel that the compensation is excessive and vote against the proposal.

Other Issues
Other proposals are reviewed on an individual basis.

Parr Financial Group, LLC keeps records of votes cast on its clients behalf.